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                               ___________ Shares

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

                                  Common Shares

                             UNDERWRITING AGREEMENT

                                                                   June 25, 2003

Citigroup Global Markets Inc.
Nuveen Investments, LLC
A.G. Edwards & Sons, Inc.
Prudential Securities Incorporated
Wachovia Securities, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
H&R Block Financial Advisors, Inc.
Crowell, Weedon & Co.
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc., a KeyCorp Company
Quick & Reilly, Inc. A FleetBoston Financial Company
RBC Dain Rauscher Inc.
Ryan Beck & Co., Inc.
Stifel, Nicolaus & Company, Incorporated
TD Waterhouse Investor Services, Inc.
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC

As Representatives of the Several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

     The undersigned, Nuveen Preferred and Convertible Income Fund 2, a Massachusetts business trust (the "Fund"), Nuveen Institutional Advisory Corp., a Delaware corporation (the "Investment Adviser"), Spectrum Asset Management, Inc., a Connecticut corporation ("Spectrum"), and Froley, Revy Investment Co., Inc., a California corporation ("Froley, Revy" and, together with Spectrum, the "Subadvisers" and the Subadvisers, together with the Investment Adviser, the "Advisers"), address you as Underwriters and as the representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule

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I hereto (herein collectively called "Underwriters"). The Fund proposes to issue and sell an aggregate of ___________ shares (the "Firm Shares") of its common shares of beneficial interest, $0.01 par value per share (the "Common Shares"), to the several Underwriters. The Fund also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional ___________ Common Shares (the "Additional Shares"). The Firm Shares and Additional Shares are hereinafter collectively referred to as the "Shares".

     The Fund and the Advisers wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

     The Fund has entered into an investment management agreement with the Investment Adviser dated May 15, 2003, a Master Custodian Agreement with State Street Bank and Trust Company dated as of August 19, 2002 and effective as of June 25, 2003, and a Shareholder Transfer Agency and Service Agreement with State Street Bank and Trust Company dated October 7, 2002 and effective as of June 25, 2003, and such agreements are herein referred to as the "Management Agreement", the "Custodian Agreement" and the "Transfer Agency Agreement", respectively. The Investment Adviser has entered into an investment sub-advisory agreement with Spectrum dated May 15, 2003, and an investment sub-advisory agreement with Froley, Revy dated May 15, 2003, and such agreements are herein referred to as the "Spectrum Sub-Advisory Agreement" and the "Froley, Revy Sub-Advisory Agreement", respectively. Collectively, (i) the Management Agreement, the Custodian Agreement and the Transfer Agency Agreement are herein referred to as the "Fund Agreements" and (ii) the Spectrum Sub-Advisory Agreement and the Froley, Revy Sub-Advisory Agreement are herein referred to as the "Sub-Advisory Agreements". This Underwriting Agreement is herein referred to as the "Agreement".

     1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-104599 and 811-21333) under the 1933 Act and the 1940 Act and may, pursuant to the Rules and Regulations, prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "462(b) Registration Statement") (collectively, the "registration statement"), including a prospectus (including any statement of additional information) relating to the Shares and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented, at the time it became effective prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the

                                        2

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1933 Act Rules and Regulations. If it is contemplated, at the time this
Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. For the avoidance of doubt, if the Fund has filed a 462(b) Registration Statement, the term "Registration Statement" as used in this Agreement shall include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) in the form included in the Registration Statement or, if the prospectus (including the statement of additional information) included in the Registration Statement omits information in reliance on Rule 430A and such information is included in a prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations. The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including the statement of additional information) subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus (including the statement of additional information) shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus.

     The Fund has furnished the Representatives with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

     2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund and the Advisers herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price per share of $14.325 (the "purchase price per share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 10 hereof).

     The Fund also agrees, subject to all the terms and conditions set forth herein, to issue and to sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Fund and the Advisers herein contained and subject to all of the other terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Fund, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 45th day after the date of the Prospectus (or if such 45th day shall be a Saturday or a Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange (the "NYSE") is open for trading) up to an aggregate of ___________ Additional Shares. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, upon the basis of the representations, warranties and agreements of the Fund and the Advisers herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same

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proportion to the number of Additional Shares to be purchased by the
Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I (or such number of Firm Shares increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares.

     3. Terms of Public Offering. The Fund and the Advisers have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Firm Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Firm Shares upon the terms set forth in the Prospectus.

     4. Delivery of Shares and Payments Therefor.

          (a) Delivery to the Underwriters of and payment to the Fund for the Firm Shares shall be made at the office of Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 or through the facilities of the Depository Trust Company or another mutually agreeable facility, at 9:00 A.M., New York City time, on June 30, 2003 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Fund.

          (b) Delivery to the Underwriters of and payment to the Fund for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Citigroup Global Markets Inc., or through the facilities of the Depository Trust Company or another mutually agreeable facility, at such time on such date (an "Option Closing Date"), which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than three business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Fund of the Underwriters' determination to purchase a number, specified in said notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Additional Shares may be varied by agreement between you and the Fund.

          (c) Certificates for the Firm Shares and for any Additional Shares shall be registered in such names and in such denominations as you shall request prior to 1:00 P.M., New York City time, (i) in respect of the Firm Shares, on the second business day preceding the Closing Date and (ii) in respect of Additional Shares, on the day of the giving of the written notice in respect of such Additional Shares. Such certificates will be made available to you in New York City for inspection and packaging not later than 9:00 A.M., New York City time, on the business day next preceding the Closing Date or any Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, through the facilities of the Depository Trust Company or another mutually agreeable facility, against payment of the purchase price therefor in immediately available funds to the order of the Fund.

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     5. Agreements of the Fund and the Advisers. The Fund and the Advisers,
jointly and severally, agree with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Firm Shares may commence, the Fund will use its reasonable best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a Prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497 (c) or (j) of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective or (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

          (b) The Fund will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, the Advisers, any affiliate of the Fund or the Advisers or any representative or attorney of the Fund or the Advisers of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Fund (if such communication relating to the Fund is received by such

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     person within three years after the date of this Agreement), the
     Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing), this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales materials (as hereinafter defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Shares is completed) and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto (except any post-effective amendment required by Rule 8b-16 of the 1940 Act Rules and Regulations which is filed with the Commission after the later of (x) one year from the date of this Agreement and (y) the date on which the distribution of the Shares is completed), with or without exhibits, as you may reasonably request.

          (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall

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     reasonably object within a reasonable time after being so advised or (ii)
     so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading or if it is necessary to supplement or amend the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they shall reasonably request. In the event that the Prospectus is to be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or

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     qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (i) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

          (j) During the period of five years hereafter, the Fund will furnish to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Fund as you may reasonably request.

          (k) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (other than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Fund or the Advisers to comply with the terms or fulfill any of the conditions of this Agreement, the Fund and the Advisers, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith, but the Fund and the Advisers shall in no event be liable for any internal cost of the Underwriters or any loss of anticipated profits or speculative, consequential or similar damages for such termination.

          (l) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

          (m) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

          (n) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund in effect on the date hereof, neither the Fund nor the Advisers will sell, contract to sell or otherwise dispose of or hedge, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or

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     grant any options or warrants to purchase Common Shares, for a period of
     180 days after the date of the Prospectus, without the prior written consent of Citigroup Global Markets Inc.

          (o) Except as stated in this Agreement and in the Prospectus, neither the Fund nor the Advisers have taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares.

          (p) The Fund will use its reasonable best efforts to have the Common Shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the Registration Statement and to comply with the rules and regulations of such exchange.

     6. Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to each Underwriter that:

          (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations.

          (b) The Registration Statement, in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

          (c) All the outstanding Common Shares of the Fund have been duly authorized and validly issued, are fully paid and, except as described in the Registration Statement, nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and, except as

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     described in the Registration Statement, nonassessable and free of any preemptive or similar rights and the capital stock of the Fund conforms to the description thereof in the Registration Statement and the Prospectus (and any amendment or supplement to either of them).

          (d) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required by the 1933 Act, the 1940 Act or the Rules and Regulations and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not in violation of its Declaration of Trust or By-Laws or in material violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Fund, including, without limitation, the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, or of any material decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in breach or default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement nor any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or other order of or registration or filing which has not yet been obtained or made with the Commission, the NASD, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except compliance with the securities or Blue

     Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust or By-Laws of the Fund or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject.

          (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock.

          (i) The accountants, Ernst & Young LLP, who have audited or shall audit at or prior to the Closing Date the Statement of Assets and Liabilities and the related Statement of Operations both included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (j) The financial statements, together with related schedules and notes, included in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

          (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (l) The execution and delivery of and the performance by the Fund of its obligations under, this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (m) Except as disclosed in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent, that is material to the Fund and there has not been any change in the capital stock or material increase in the short-term debt or long-term debt of the Fund.

          (n) The Fund has not distributed and, prior to the later to occur of
     (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public in either printed or electronic form any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No. 2 to the Registration Statement, the Prospectus and the advertisements/sales literature filed by Nuveen Investments with the NASD on May 21, 2003.

          (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

          (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

          (r) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Common Shares in violation of federal securities laws and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

          (s) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

          (t) All advertising, sales literature or other promotional material (including "prospectus wrappers" and "broker kits"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were so filed. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (u) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").

          (v) No holder of any security of the Fund has any right to require registration of Common Shares or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

          (w) The Shares have been duly approved for listing upon notice of issuance on the NYSE and the Fund's registration statement on Form 8-A, under the 1934 Act, has become effective.

          (x) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

     7. Representations and Warranties of the Advisers. Each of the Investment Adviser, Spectrum and Froley, Revy, severally as to itself only and not jointly or as to any other party, represents and warrants to each Underwriter as follows:

          (a) Such Adviser is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of such Adviser.

          (b) Such Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements to which it is a party for the Fund or the Sub-Advisory Agreements to which it is a party as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

          (c) Such Adviser has full power and authority to enter into this Agreement, the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party, the execution and delivery of, and the performance by such Adviser of its obligations under, this Agreement, the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party have been duly and validly authorized by such Adviser; and this Agreement, the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party have been duly executed and delivered by such Adviser and constitute the valid and legally binding agreements of such Adviser, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          (d) Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Fund Agreements to which it is a party and the Sub-Advisory Agreements to which it is a party.

          (e) Such Adviser is not in violation of its Certificate of Incorporation, By-Laws or other organizational documents or in violation of the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, in default under any material agreement, indenture or instrument or in breach or violation of any judgment, decree, order, rule or regulation of any court or governmental or self-regulatory agency or body except where such violation or breach would not have a material, adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the such Adviser or on the ability of the such Adviser to perform its obligations under this Agreement, the Management Agreement or the Sub-Advisory Agreements.

          (f) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

          (g) There are no legal or governmental proceedings pending or, to the knowledge of such Adviser, threatened against such Adviser or to which any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that reasonably should be expected to result in any material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of such Adviser or that reasonably should have a material, adverse effect on the ability of such Adviser to fulfill its obligations hereunder or under the Fund Agreements to which it is a party or under the Sub-Advisory Agreements to which it is a party.

          (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of such Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by such Adviser which are material to such Adviser other than those in the ordinary course of its business as described in the Prospectus.

              (i) Such Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; such Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such Adviser under any such permit.

              (j) This Agreement, the Fund Agreements to which such Adviser is a party and the Sub-Advisory Agreements to which it is a party comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

              (k) Neither the execution, delivery or performance of this Agreement or the Fund Agreements by such Adviser which is a party thereto or the Sub-Advisory Agreements by such Adviser which is a party thereto, nor the consummation by such Adviser of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the Certificate of Incorporation or Articles of Incorporation, as applicable, or By-Laws of such Adviser or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which such Adviser is a party or by which it or any of its properties may be bound or materially violates or will materially violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of such Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of such Adviser is subject.

              (l) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), such Adviser has not taken and nor will it take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of the Common Shares in violation of federal securities laws and such Adviser is not aware of any such action taken or to be taken by any affiliates of such Adviser.

              (m) In the event that the Fund or such Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

         8.  Indemnification and Contribution.

                   (a) The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Prepricing Prospectuses (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage, liability or expense was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered, at or prior to the confirmation of the sale of such Shares to such person and such Prospectus, amendments and supplements had been provided by the Fund to the Underwriters in the requisite quantity and on a timely basis to permit proper delivery. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Advisers may otherwise have.

              (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Advisers, such Underwriter or such controlling person shall promptly notify the Fund or the Advisers and the Fund or the Advisers shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund or the Advisers have agreed in writing to pay such fees and expenses, (ii) the Fund and the Advisers have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Advisers and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Advisers by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Advisers shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Advisers shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Citigroup Global Markets Inc. and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Advisers shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Advisers, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Advisers agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Advisers, their trustees, directors, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Advisers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or the Prepricing Prospectus (or any amendment or supplement to any of the foregoing). If any action, suit or proceeding shall be brought against the Fund or the Advisers, any of their trustees, directors, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or the Prepricing Prospectus (or any amendment or supplement to any of the foregoing) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Fund by paragraph (b) above (except that if the Fund or the Advisers shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund and the Advisers, their trustees, directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

               (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund as set forth in the table on the cover page of the Prospectus bear to the total payments received by the Underwriters with respect to the Firm Shares as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Advisers on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e) The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
         Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Firm Shares set forth opposite their names in Schedule I (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

               (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

               (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Fund and the Advisers set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Advisers or their trustees, directors or officers or any person controlling the Fund or the Advisers, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Advisers or their trustees, directors or officers or any person controlling any Underwriter, the Fund or the Advisers shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase any Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Advisers contained herein on and as of the date hereof, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto), the Closing Date and, with respect to any Additional Shares, any Option Closing Date; to the accuracy and completeness of all statements made by the Fund, the Advisers or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement and to the following conditions:

               (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act Rules and Regulations shall have been timely made; no order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Advisers or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) You shall have received on the Closing Date an opinion of Bell, Boyd & Lloyd LLC, special counsel for the Fund and the Investment Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) The Fund is a business trust duly established, validly existing and in good standing under the laws of The Commonwealth of Massachusetts with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund;

               (ii) The authorized and outstanding capital stock of the Fund is as set forth in the Registration Statement and Prospectus (or any amendment or supplement thereto through the date of the opinion); and the description of the authorized capital stock of the Fund contained in the Prospectus (or any amendment or supplement thereto through the date of the opinion) under the caption "Description of Shares" conforms in all material respects as to legal matters to the terms thereof contained in the Fund's Declaration of Trust;

               (iii) All of the shares of capital stock of the Fund outstanding prior to the issuance of the Shares have been duly authorized and validly issued and are fully paid and nonassessable, except that, as described in the Prospectus under the heading, "Certain Provisions in the Declaration of Trust," shareholders of the Fund may under certain circumstances be held personally liable for its obligations;

               (iv) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Fund, except that, as described in the Prospectus under the heading, "Certain Provisions in the Declaration of Trust," shareholders of the Fund may under certain circumstances be held personally liable for its obligations;

               (v) The form of certificate for the Shares is in due and proper form and complies with the requirements of all applicable laws and the NYSE;

               (vi) The Fund has the power and authority to enter into this Agreement and the Fund Agreements and to issue, sell and deliver the Shares to the Underwriters as provided herein and this Agreement and each of the Fund Agreements have been duly authorized, executed and delivered by the Fund;

               (vii) Assuming due authorization, execution and delivery by the other parties thereto and that the performance of the Fund Agreements by such other parties will not violate law, agreements to which such other parties or their properties are subject or orders applicable to such other parties, the Fund Agreements constitute the valid, legal and binding agreements of the Fund, enforceable against the Fund in accordance with their terms, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, whether enforcement is considered in a proceeding in equity or at law;

               (viii) The Fund Agreements comply in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

               (ix) The Fund is not in violation of its Declaration of Trust or By-Laws or, to the best knowledge of such counsel after reasonable inquiry, is not in material default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus (and any amendment or supplement thereto);

               (x) No consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental body, agency or regulatory, self-regulatory or administrative agency or any official is required on the part of the Fund (except as have been obtained under the 1933 Act and the 1934 Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement, performance of the Fund Agreements or this Agreement by the Fund, the consummation by the Fund of the transactions contemplated thereby or hereby or the adoption of the Fund's Dividend Reinvestment Plan;

               (xi) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement or the Fund Agreements, compliance by the Fund with the provisions hereof or thereof, consummation by the Fund of the transactions contemplated hereby or thereby nor the adoption of the Fund's

          Dividend Reinvestment Plan violates the Declaration of Trust or By-Laws of the Fund or any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties is bound that is an exhibit to the Registration Statement or that is known to such counsel after reasonable inquiry or, to the best of such counsel's knowledge after reasonable inquiry, will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund, nor, to the best of such counsel's knowledge after reasonable inquiry, will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Fund or any of its properties, except that, in the published opinion of the Commission, the indemnification provisions in this Agreement and the Fund Agreements, insofar as they relate to indemnification for liabilities arising under the 1933 Act, are against public policy as expressed in the 1933 Act and therefore unenforceable;

               (xii) The Registration Statement and all post-effective amendments, if any, have become effective under the 1933 Act and, to the best knowledge of such counsel after reasonable inquiry, no order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any filing of the Prospectus and any amendments or supplements thereto required pursuant to Rule 497 of the 1933 Act Rules and Regulations prior to the date of such opinion has been made in accordance with Rule 497;

               (xiii) The Fund is duly registered with the Commission under the 1940 Act as a closed-end, diversified management investment company and all action has been taken by the Fund as required by the 1933 Act and the 1940 Act and the Rules and Regulations in connection with the issuance and sale of the Shares to make the public offering and consummate the sale of the Shares as contemplated by this Agreement;

               (xiv) The statements made in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the caption "Tax Matters" have been reviewed by such counsel and to the extent they describe or summarize tax laws, doctrines or practices of the United States, present a fair and accurate description or summary thereof as of the date of the opinion;

               (xv) The statements in the Registration Statement and Prospectus (and any amendment or supplement thereto through the date of the opinion), insofar as they are descriptions of contracts, agreements or other legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

               (xvi) The Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations (except that no opinion need be expressed as to the financial statements and the notes thereto and the schedules and other financial and statistical data included therein);

               (xvii) To the best knowledge of such counsel after reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any amendment or supplement thereto through the date of the opinion), there are no actions, suits or other legal or governmental proceedings pending or expressly threatened against the Fund (through the date of the opinion) and (B) there are no material agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto through the date of the opinion) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

               (xviii) To the best knowledge of such counsel after reasonable inquiry, the Fund is not in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund; and

               (xix) The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act is effective.

          Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

          In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of The Commonwealth of Massachusetts and the United States. To the extent they deem proper and to the extent specified in such opinion, such counsel may rely, as to matters involving the application of laws of The Commonwealth of Massachusetts, upon the opinion of Bingham McCutchen LLP or other counsel of good standing whom they believe to be reliable and who are satisfactory to the Representatives; provided that (X) such reliance is expressly authorized by the opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Y) Bell, Boyd & Lloyd LLC states in their opinion that they believe that they and the Underwriters are justified in relying thereon.

          (c)  You shall have received on the Closing Date an opinion of Gifford
     R. Zimmerman, Managing Director, Assistant Secretary and General Counsel for the Investment Adviser, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) The Investment Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Investment Adviser;

               (ii) The Investment Adviser is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the Rules and Regulations under such acts from acting for the Fund under the Management Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) The Investment Adviser has corporate power and authority to enter into this Agreement, the Management Agreement and each of the Sub-Advisory Agreements and this Agreement, the Management Agreement and each of the Sub-Advisory Agreements have been duly authorized, executed and delivered by the Investment Adviser and each of the Management Agreement and the Sub-Advisory Agreements is a valid, legal and binding agreement of the Investment Adviser, enforceable against the Investment Adviser in accordance with its terms, subject to the qualification that the enforceability of the Investment Adviser's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) Each of the Management Agreement and the Sub-Advisory Agreements complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by the Investment Adviser of this Agreement, the Management Agreement or either of the Sub-Advisory Agreements nor the consummation by the Investment Adviser of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Certificate of Incorporation or By-Laws of the Investment Adviser or any material agreement, indenture, lease or other instrument to which the Investment Adviser is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Investment Adviser, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Fund or any of its properties;

               (vi) The description of the Investment Adviser and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against the Investment Adviser or to which the Investment Adviser or any of its property is subject which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) The Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for the Investment Adviser to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Investment Adviser for the performance of this Agreement, the Management Agreement or the Sub-Advisory Agreements by the Investment Adviser or for the consummation by the Investment Adviser of the transactions contemplated hereby or thereby.

         Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

         In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of Illinois, the Delaware General Corporation Law statute and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Investment Adviser as to laws of any jurisdiction other than the United States, the State of Illinois and the Delaware General Corporation Law statute, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in his view that he believes that he and the Underwriters are justified in relying thereon.

         (d) You shall have received on the Closing Date an opinion of Wolf, Block, Schorr and Solis-Cohen LLP, special counsel for Spectrum, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) Spectrum is a corporation duly incorporated and validly existing in good standing under the laws of the State of Connecticut with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Spectrum;

               (ii) Spectrum is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Spectrum Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) Spectrum has corporate power and authority to enter into this Agreement and the Spectrum Sub-Advisory Agreement and this Agreement and the Spectrum Sub-Advisory Agreement have been duly authorized, executed and delivered by Spectrum and the Spectrum Sub-Advisory Agreement is a valid, legal and binding agreement of Spectrum, enforceable against Spectrum in accordance with its terms, subject to the qualification that the enforceability of Spectrum's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) The Spectrum Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by Spectrum of this Agreement or the Spectrum Sub-Advisory Agreement nor the consummation by Spectrum of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Amended and Restated Certificate of Incorporation or By-Laws of Spectrum or any material agreement, indenture, lease or other instrument to which Spectrum is a party or by which it or any of its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Spectrum, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Spectrum or any of its properties;

               (vi) The description of Spectrum and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Spectrum or to which Spectrum or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) Spectrum owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Spectrum to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Spectrum for the performance of this Agreement or the Spectrum Sub-Advisory Agreement by Spectrum or for the consummation by Spectrum of the transactions contemplated hereby or thereby.

         Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto)).

         In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of New York, and the laws of the United States and may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by Spectrum as to laws of any jurisdiction other than the United States and the State of New York, provided that (X) each such local counsel is acceptable to the Representatives, (Y) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance, satisfactory to them and their counsel and (Z) counsel shall state in their view that they believe that they and the Underwriters are justified in relying thereon. In addition, in rendering the opinions dependent upon the laws of the State of Connecticut contained in Sections 9(d)(i) and (iii) above, such counsel may state that in their investigations of such law nothing has come to the attention of such counsel that has caused them to believe that such opinions would not be true.

         (e) You shall have received on the Closing Date an opinion of Jane Katz Crist, special counsel for Froley, Revy, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

               (i) Froley, Revy is a corporation duly incorporated and validly existing in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), business, properties, net assets or results of operations of Froley, Revy;

               (ii) Froley, Revy is duly registered with the Commission under the Advisers Act as an investment adviser and is not prohibited by the Advisers Act, the 1940 Act or the rules and regulations promulgated by the Commission under such acts from acting for the Fund under the Froley, Revy Sub-Advisory Agreement as contemplated by the Prospectus (and any amendment or supplement thereto);

               (iii) Froley, Revy has corporate power and authority to enter into this Agreement and the Froley, Revy Sub-Advisory Agreement and this Agreement and the Froley, Revy Sub-Advisory Agreement have been duly authorized, executed and delivered by Froley, Revy and the Froley, Revy Sub-Advisory Agreement is a valid, legal and binding agreement of Froley, Revy, enforceable against Froley, Revy in accordance with its terms, subject to the qualification that the enforceability of Froley, Revy's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

               (iv) The Froley, Revy Sub-Advisory Agreement complies in all material respects with all applicable provisions of the Advisers Act, the 1940 Act and the Advisers Act Rules and Regulations and the 1940 Act Rules and Regulations;

               (v) Neither the execution and delivery by Froley, Revy of this Agreement or the Froley, Revy Sub-Advisory Agreement nor the consummation by Froley, Revy of the transactions contemplated hereunder or thereunder constitutes or will constitute a breach of or a default under the Articles of Incorporation or By-Laws of Froley, Revy or any material agreement, indenture, lease or other instrument to which Froley, Revy is a party or by which it or any of its properties its properties is bound that is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Froley, Revy, nor will any such action result in any violation of any existing material law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to Froley, Revy or any of its properties;

               (vi) The description of Froley, Revy and its business in the Prospectus (and any amendment or supplement thereto) complies in all material respects with all requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

               (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus (and any amendment or supplement thereto), there are no actions, suits or other legal or governmental proceedings pending or threatened against Froley, Revy or to which Froley, Revy or any of its property is subject that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto);

               (viii) Froley, Revy owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for Froley, Revy to carry on its business as contemplated in the Prospectus (and any amendment or supplement thereto); and

               (ix) No material consent, approval, authorization or order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of Froley, Revy for the performance of this Agreement or the Froley, Revy Sub-Advisory Agreement by Froley, Revy or for the consummation by Froley, Revy of the transactions contemplated hereby or thereby.

     Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in her opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus (and any amendment or supplement thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to its attention that has caused it to believe that the Registration Statement at the time it became effective or the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to: (a) the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto); (b) the statements concerning the Investment Adviser or Spectrum included in, or omitted from, the Registration Statement or the Prospectus (or any amendment or supplement thereto); (c) the description of, and risks associated with, the Fund's investments to be managed solely by the Investment Adviser or Spectrum included in the Registration Statement or the Prospectus; (d) the description of, and risks associated with, FundPreferred Shares included in the Registration Statement or the Prospectus; (e) the description of the Fund's Dividend Reinvestment Plan included in the Registration Statement or the Prospectus; (f) the description of the Fund's Distributions included in the Registration Statement or the Prospectus; (g) the description of the Fund's Declaration of Trust included in the Registration Statement or the Prospectus; (h) the description of Shares included in the Registration Statement or the Prospectus;
(i) the statements made and opinion given about tax matters included in the Registration Statement or the Prospectus; and (j) the description of Fund expenses included in the Registration Statement or the Prospectus).

               In rendering such opinion, counsel may limit such opinion to matters involving the application of the laws of the State of California, and the laws of the United States.

               (f) That you shall have received on the Closing Date, an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to such matters as the Underwriters may require and the Fund, the Advisers and their respective counsels shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

               (g) That you shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

               (h) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Advisers or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, any Underwriter, may be pending before or, to the knowledge of the Fund, the Advisers or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives,
         (ii) there shall not have been any change in the capital stock of the Fund nor any material increase in debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto); (iii) since the the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers; (iv) the Fund and the Advisers must not have sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and (v) all of the representations and warranties of the Fund and the Advisers contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

               (i) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets or results of operations of the Fund or the Advisers not contemplated by the Prospectus (and any amendment or supplement thereto), which in your opinion, as Representatives of the several Underwriters, would materially, adversely affect the market for the Shares or (ii) any event or development relating to or involving the Fund, the Advisers or any officer or trustee or director of the Fund or the Advisers which makes any statement of a material fact made in the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act, the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, if amending or supplementing the Prospectus (or any amendment or supplement thereto) to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially, adversely affect the market for the Shares.

               (j) That neither the Fund nor the Advisers shall have failed at or prior to the Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

               (k) That you shall have received on the Closing Date a certificate, dated such date, of the president, any managing director or any vice president and of the controller, treasurer or assistant treasurer of each of the Fund, the Investment Adviser and each of the Subadvisers certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements thereto) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) and the representations of the Advisers (with respect to the certificates from such officers of the Advisers) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, prospects (other than as a result of a change in the financial markets generally), properties, net assets or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Advisers (with respect to the certificates from such officers of the Advisers), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Advisers (with respect to the certificates from such officers of the Advisers) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers) and the Advisers (with respect to certificates from such officers of the Advisers) has performed and complied with all agreements that this Agreement requires it to perform by such Closing Date, (vi) neither the Fund (with respect to the certificate from such officers of the Fund) nor the Advisers (with respect to the certificate from such officers of the Advisers) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement and the Prospectus and any amendment or supplement thereto and (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the capital stock of the Fund nor any material increase in the debt of the Fund from that set forth in the Prospectus (and any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (and any amendment or supplement thereto).

               (l) That the Fund and the Advisers shall have furnished to you such further certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Advisers).

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

               Any certificate or document signed by any officer of the Fund or the Advisers and delivered to you, as Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Advisers to each Underwriter as to the statements made therein.

               The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to (i) the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Advisers contained herein on and as of the Option Closing Date, as though made on any Option Closing Date, the date on which the Registration Statement becomes or became effective and the date of the Prospectus (and any amendment or supplement thereto) (ii) satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 9 except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (b), (c), (d), (e), (f), (g), (k), (l) and this paragraph shall be dated the

         Option Closing Date in question and the opinions and letters called for by paragraphs (b), (c), (d), (e) and (f) shall be revised to reflect the sale of Additional Shares, (iii) the accuracy and completeness of all statements made by the Fund, the Advisers or any of their officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement and (iv) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 11 hereof if they existed on or prior to the Closing Date.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you or by you, as Representatives of the several Underwriters, by notifying the Fund.

         If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares which it or they have agreed to purchase hereunder and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with the Citigroup Global Markets Master Agreement Among Underwriters, to purchase Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to you and the Fund for the purchase of such Firm Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Firm Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

         Any notice under this Section 10 may be made by telegram, facsimile or telephone but shall be subsequently confirmed by letter.

         11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriters to the Fund or the Advisers, by notice given to the Fund or the Advisers prior to delivery of and payment for the Firm Shares and any Additional Shares, as the case may be, if at any time prior to such time (i) trading in the Fund's Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in your sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto). Notice of such termination may be given to the Fund or the Advisers by telegram, facsimile or telephone and shall be subsequently confirmed by letter.

         12. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (i) the preparation, printing or reproduction, filing (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares, (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (iv) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (v) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (vi) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any sales material and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Shares, (vii) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, (viii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Shares by the NASD, (ix) the registration of the Shares under the 1934 Act and the listing of the Shares on the NYSE and (x) an amount equal to (A) $20,000 plus (B) $0.0025 per Share for each Share in excess of 2,000,000 sold pursuant to this Agreement, payable no later than 45 days from the date of this Agreement to the Underwriters in partial reimbursement of their expenses (but not including reimbursement for the cost of one tombstone advertisement in a newspaper that is one quarter of a newspaper page or less in size) in connection with the offering.

         Notwithstanding the foregoing, in the event that the sale of the Firm Shares is not consummated pursuant to Section 2 hereof, the Advisers will pay the costs and expenses of the Fund set forth above in this Section 12 (i) through (ix), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(k) hereof.

         13. Information Furnished by the Underwriters. The names of the underwriters and numbers of Shares listed opposite such names in the first paragraph under the caption "Underwriting" in the Prospectus, as well as, under the same caption, the last sentence of the second paragraph, the first sentence of the eleventh paragraph, the first sentence of the thirteenth paragraph and the eighteenth paragraph constitute the only information relating to any Underwriter furnished to the Fund in writing by or on behalf of the Underwriters through you as such information is referred to herein, expressly for use in the Prospectus.

         14. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Investment Adviser, c/o Nuveen Investments at 333 West Wacker Drive, Chicago, Illinois 60606, Attention:
Alan G. Berkshire, (b) if to Spectrum, at the offices of Spectrum Asset Management, Inc. at 4 High Ridge Park, Stamford, Connecticut 06905, Attention:
Mark A. Lieb, (c) if to Froley, Revy, at the offices of Froley, Revy Investment Co., Inc. at 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024,
Attention: Andrea Revy O'Connell or (d) if to you, as Representatives of the Underwriters, at the office of Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Advisers, their trustees, directors and officers and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts. This Agreement has been executed on behalf of the Fund by the vice-president of the Fund in such capacity and not individually and the obligations of the Fund under this Agreement are not binding upon such officer, any of the trustees or the shareholders individually but are binding only upon the assets and property of the Fund.

         15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Fund and the Advisers and the several Underwriters.

                                 Very truly yours,

                                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2



                                 By: ___________________________
                                     Name: Jessica R. Droeger
                                     Title: Vice President



                                 NUVEEN INSTITUTIONAL ADVISORY CORP.



                                 By: _____________________________
                                     Name: Gifford R. Zimmerman
                                     Title: Managing Director



                                 SPECTRUM ASSET MANAGEMENT, INC.



                                 By: ___________________________
                                     Name: Bernard M. Sussman
                                     Title: Executive Director



                                 FROLEY, REVY INVESTMENT CO., INC.



                                 By: ___________________________
                                     Name: George A Froley III
                                     Title: Chairman

Confirmed as of the date
first above written on
behalf of themselves and
the other several Underwriters
named in Schedule I hereto.

By:       CITIGROUP GLOBAL MARKETS INC.
          NUVEEN INVESTMENTS, LLC
          A.G. EDWARDS & Sons, Inc.
          PRUDENTIAL SECURITIES INCORPORATED
          WACHOVIA SECURITIES, LLC
          ADVEST, INC.
          ROBERT W. BAIRD & CO. INCORPORATED
          H&R BLOCK FINANCIAL ADVISORS, INC.
          CROWELL, WEEDON & CO.
          FAHNESTOCK & Co. Inc.
          FERRIS, BAKER WATTS, INCORPORATED
          JANNEY MONTGOMERY SCOTT LLC
          LEGG MASON WOOD WALKER, INCORPORATED
          MCDONALD INVESTMENTS INC., A KEYCORP COMPANY
          QUICK & REILLY, INC. A FLEETBOSTON FINANCIAL COMPANY
          RBC DAIN RAUSCHER INC.
          RYAN BECK & CO., INC.
          STIFEL, NICOLAUS & COMPANY, INCORPORATED
          TD WATERHOUSE INVESTOR SERVICES, INC.
          WEDBUSH MORGAN SECURITIES INC.
          WELLS FARGO SECURITIES, LLC

AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS

By:       CITIGROUP GLOBAL MARKETS INC.


          By: __________________________________
              Name:  Kevin F. Deignan
              Title: Vice President

                                   SCHEDULE I

                                                                   Number of
Name of Underwriter                                              Common Shares
-------------------                                              -------------
Citigroup Global Markets Inc..............................
Nuveen Investments, LLC...................................
A.G. Edwards & Sons, Inc..................................
Prudential Securities Incorporated........................
Wachovia Securities, LLC..................................
Advest, Inc...............................................
Robert W. Baird & Co. Incorporated........................
H&R Block Financial Advisors, Inc.........................
Crowell, Weedon & Co......................................
Fahnestock & Co. Inc......................................
Ferris, Baker Watts, Incorporated.........................
Janney Montgomery Scott LLC...............................
Legg Mason Wood Walker, Incorporated......................
McDonald Investments Inc., a KeyCorp Company..............
Quick & Reilly, Inc. A FleetBoston Financial Company......
RBC Dain Rauscher Inc.....................................
Ryan Beck & Co., Inc......................................
Stifel, Nicolaus & Company, Incorporated..................
TD Waterhouse Investor Services, Inc......................
Wedbush Morgan Securities Inc.............................
Wells Fargo Securities, LLC...............................


Total.....................................................